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                        SUPPLEMENT DATED JANUARY 6, 2006
                         TO THE CURRENT PROSPECTUSES OF

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                           ING INVESTMENT FUNDS, INC.
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                              ING SERIES FUND, INC.
                               (THE "REGISTRANTS")

         The Prospectuses for the Registrants are hereby supplemented with the following information relating to "Frequent Trading and Market Timing of ING's U.S. Mutual Funds." To the extent that any of the following disclosure modifies or is otherwise inconsistent with the disclosure provided in your current Prospectus, the disclosure in this supplement supersedes your Prospectus disclosure.

     Effective immediately, the fourth paragraph under the section entitled, "Frequent Trading - Market Timing" is hereby deleted and replaced with the following:

     The Funds' Board of Directors/Trustees ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders will be allowed four opportunities each calendar year to provide instructions to make exchanges among their accounts with ING Funds. All accounts (individual, IRA, 401(k), etc.) beneficially owned by a shareholder will be included as a single transaction. Consecutive transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be included in these limits. On January 1 of each year, the limit restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if after consultation with appropriate compliance personnel they conclude that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Funds also reserve the right to modify the frequent trading - market timing policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE